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PROGRESSIVE BANCORP, INC.
1411 NORTH 19TH STREET
MONROE, LOUISIANA 71201
ATTENTION: ASSISTANT SECRETARY

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 16, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received no later than October 16, 2025. PLEASE DO NOT RETURN THE PROXY CARD BY MAIL IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79453-[TBD]

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

PROGRESSIVE BANCORP, INC.

The Board of Directors of Progressive Bancorp, Inc. ("Progressive") unanimously recommends a vote "**FOR**" the Progressive merger proposal and "**FOR**" the Progressive adjournment proposal, each as are more fully described below and in the accompanying proxy statement/prospectus.

		For	Against	Abstain
1.	To approve the Agreement and Plan of Reorganization (the "merger agreement"), dated July 7, 2025, by and between Business First Bancshares, Inc. ("Business First") and Progressive, pursuant to which Progressive will merge with and into Business First (the "merger"), with Business First surviving the merger, and approve the transactions contemplated thereby, including the merger (the "Progressive merger proposal").	☐	☐	☐
2.	To authorize the Progressive board of directors to adjourn or postpone the Progressive special meeting, if necessary or appropriate, (i) to solicit additional proxies if there are insufficient votes at the time of the Progressive special meeting to approve the Progressive merger proposal, and (ii) if adjournment is necessary or appropriate, to ensure that any supplement or amendment to the proxy statement/prospectus is timely provided to Progressive shareholders (the "Progressive adjournment proposal").	☐	☐	☐

Please date this proxy and sign exactly as your name or names appear on your stock certificates. If stock is held jointly, each holder should sign. If stock certificates are titled in different legal names, a separate proxy should be completed and signed for each legal holder. Executors, administrators, trustees, guardians, attorneys and others signing in a representative capacity, please give your full titles. If the shareholder is an individual, the shareholder or the shareholder's authorized representative shall date and sign the signature block directly below.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Proxy Statement is available at www.proxyvote.com.

V79454-[TBD]

PROGRESSIVE BANCORP, INC.
PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 17, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROGRESSIVE BANCORP, INC. ("PROGRESSIVE"). The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying proxy statement/prospectus (the "Proxy Statement") regarding the Special Meeting of Shareholders of Progressive to be held on October 17, 2025 (the "Progressive Special Meeting"), and hereby appoints Harvey L. Hales, Jr. and George W. Cummings III, and each of them, jointly and severally, with full power of substitution, as proxies of the undersigned to represent the undersigned and to vote all shares of common stock of Progressive that the undersigned would be entitled to vote if personally present at the Progressive Special Meeting and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed and returned, and not revoked, will be voted in the manner directed herein. If this proxy is properly executed and returned but no direction is given, this proxy will be voted: (i) "FOR" approval of the Progressive merger proposal (as defined herein and more fully described in the Proxy Statement), and (ii) "FOR" approval of the Progressive adjournment proposal (as defined herein and more fully described in the Proxy Statement). If you vote to "ABSTAIN" regarding the Progressive merger proposal, it will have the same effect as a vote "AGAINST" the Progressive merger proposal.

Continued, and must be signed and dated on the other side

JD BANK, TRUSTEE FBO
PROGRESSIVE BANCORP, INC. ESOP PLAN AND TRUST
507 N. MAIN STREET
JENNINGS, LOUISIANA 70546

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 16, 2025. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 16, 2025. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your voting instruction card must be received no later than October 16, 2025. PLEASE DO NOT RETURN THE VOTING INSTRUCTION CARD BY MAIL IF YOU ARE SUBMITTING INSTRUCTIONS BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79455-[TBD] KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PROGRESSIVE BANCORP, INC.

The Board of Directors of Progressive Bancorp, Inc. ("Progressive") unanimously recommends a vote "**FOR**" the Progressive merger proposal and "**FOR**" the Progressive adjournment proposal, each as are more fully described below and in the accompanying proxy statement/prospectus.

	For	Against	Abstain
1. To approve the Agreement and Plan of Reorganization (the "merger agreement"), dated July 7, 2025, by and between Business First Bancshares, Inc. ("Business First") and Progressive, pursuant to which Progressive will merge with and into Business First (the "merger"), with Business First surviving the merger, and approve the transactions contemplated thereby, including the merger (the "Progressive merger proposal").	☐	☐	☐
2. To authorize the Progressive board of directors to adjourn or postpone the Progressive special meeting, if necessary or appropriate, (i) to solicit additional proxies if there are insufficient votes at the time of the Progressive special meeting to approve the Progressive merger proposal, and (ii) if adjournment is necessary or appropriate, to ensure that any supplement or amendment to the proxy statement/prospectus is timely provided to Progressive shareholders (the "Progressive adjournment proposal").	☐	☐	☐

Please date this voting instruction card and sign exactly as your name appears on the applicable Progressive ESOP account. Joint owners should both sign. Executors, administrators, trustees, guardians, attorneys and others signing in a representative capacity, please give your full titles.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Proxy Statement is available at www.proxyvote.com.

V79456-[TBD]

PROGRESSIVE BANCORP, INC. ESOP PLAN AND TRUST
VOTING INSTRUCTION CARD

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 17, 2025

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying proxy statement/prospectus (the "Proxy Statement") regarding the Special Meeting of Shareholders of Progressive Bancorp, Inc. ("Progressive") to be held on October 17, 2025 (the "Progressive Special Meeting"), and hereby directs the trustee of the Progressive Bancorp, Inc. ESOP Plan and Trust (the "Progressive ESOP") to vote all shares of common stock of Progressive allocated to the undersigned's account in the Progressive ESOP as indicated on the reverse hereof at the Progressive Special Meeting and any adjournment(s) or postponement(s) thereof.

The trustee of the Progressive ESOP will vote all unallocated shares of Progressive common stock held by the Progressive ESOP, and all allocated shares for which voting instructions are not timely received, in accordance with the instructions of Progressive, as the administrator of the Progressive ESOP.

Continued, and must be signed and dated on the other side